UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2004

                                Columbia Bancorp
               (Exact Name of Registrant as Specified in Charter)

            Maryland                     000-24302                52-1545782
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

              7168 Columbia Gateway Drive, Columbia, Maryland 21046
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 423-8000

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Item 12. Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

      On April 15, 2004 Columbia Bancorp issued a press release reporting first quarter 2004 financial results. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

      Exhibit     Description
      -------     -----------

      99.1        Press Release issued April 15, 2004, filed herewith.

                         [Signature on following page.]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLUMBIA BANCORP

                                       /s/ John A. Scaldara, Jr.
                                       -----------------------------------------
                                       Name:  John A. Scaldara, Jr.
                                       Title: President, Chief Operating Officer
                                              and Chief Financial Officer

Date: April ____, 2004


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

                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1           Press Release issued April 15, 2004


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